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Dear Shareholder:

    We are pleased to present you with the semi-annual report for The Italy Fund, Inc. for the six-month period ended July 31, 1996. As of that date, the Fund's net asset value (NAV) per share was $9.84 as compared to $9.56 as of January 31, 1996.

    The Fund's NAV increased by 2.93% during the past six months. Since its inception in 1986, the Italy Fund has consistently outperformed the BCI Index, a widely followed Italian index which includes all the securities listed on the Milan Stock Exchange.

Political Overview

    As we stated in our last report, Italy's once-feared Communists won power from the center-right party, after forty-nine years, in the election held on April 21, 1996. Following the election of the Communists, the Italian financial markets surged. Romano Prodi, an economics professor with centrist views, became Italy's prime minister and currently heads an eight-party center-left coalition that uses an Olive Tree as an electoral symbol.

    After its election in April, the honeymoon period for the Prodi government appears to have ended quickly. For example, during the parliamentary debate for the approval of the new three-year Economic and Planning document (DPEF) which covers the years 1997 through 1999, the Communists only agreed to support the Prodi government after their demands had been met and the DPEF was finally approved.

    Other signs have recently emerged regarding possible weakness in the center-left Prodi government. The coalition recently clashed with the Green Party and Mr. Di Pietro, the Minister of Public Works, over the approval of the building permit for the second highway link between Bologna and Firenze, a dispute which was subsequently resolved.

    Another troubling political development has been separatist Umberto Bossi and his green-shirted followers' intention to declare symbolic independence for the mythical state of Padania in northern Italy on September 15, 1996. (Padania is an ancient name that today refers vaguely to Italian territory stretching north from the Po River Valley.) This symbolic secession movement, referred to as "Bossismo" in the Italian press, has grown out of the frustration and resentment that many northern Italians feel regarding decades of waste and the diversion of revenues to poorer southern Italy. Because of difficulties with its own coalition as it heads towards crucial budget battles this fall, the Prodi government has not yet fully addressed the challenges posed by Mr. Bossi's symbolic secessionist movement.

    Although recent political events have led many to wonder who is actually in charge of the Prodi coalition government, investors should realize that this coalition government by its very nature must offer compromise solutions. In our view, recent political developments in Italy do not necessarily mean that the Prodi government's reign will be short lived, but rather indicate that the current Prodi coalition will experience its fair share of ups and downs in governing.

Economic Overview

    Italy's ambitious plan for cutting its deficit to meet the Maastricht limit of 3.0% of Gross Domestic Product (GDP) by 1998, the year after the deadline for eligibility in the Economic-Monetary Union (EMU), was submitted to Parliament in early June of 1996. Most of the measures for the fiscal year 1997 Italian budget are likely to be approved, as was the mini-budget to meet fiscal year 1996 targets which includes significant reductions in subsidies to state-owned firms.

    Moreover, the planned spending cuts in the fiscal year 1997 Italian budget include outright reductions in subsidies to many Italian families and less funding for pensions. All of these deficit-reduction measures in the upcoming budget should result in higher medical costs as well as higher state services costs for many Italian citizens. A new regional tax to replace numerous local taxes is planned and investment income from banks and Certificates of Deposit
(CDs) will be taxed at a uniform rate of 27%. One key assumption in the fiscal
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year 1997 budget is that the average of taxes and revenues will remain unchanged at 42% of GDP in 1996 and 1997.

    The Italian government's inflation forecast calls for the Consumer Price Index (CPI) to rise 3.9% in 1996, 2.5% in 1997 and 2.0% in 1998. However, our forecast for inflation in Italy during the years of 1996 through 1998 is higher. We anticipate Italy's annual rate of inflation for the remainder of 1996 to be roughly 4.8%, 3.8% in 1997 and 4.2% in 1998. Confindustria Director-General Innocenzo Cipoletta noted that the government's price targets are unrealistic as long as nominal labor costs continue rising at a 5.5%-6.0% annual rate. We expect that labor compensation in Italy will rise an average 5.8% in 1996 (after a 4.2% annual rate of growth in 1995), but slow down to a 4.1% annual rate in 1997. Unless there is a dramatic rise in labor productivity, either Italian corporate profits will suffer or prices will rise higher than current government forecasts.

    In our view, Italy faces an uphill battle with respect to meeting its strict budgetary targets in the coming fiscal years. For example, in the first four months of 1996, public-sector borrowing is already much higher than previously expected. The rate of inflation, while improving as economic growth slows, is currently rising at rates incompatible with the Italian government's 1996 target. In addition, we believe unemployment, which is now approximately 12.3%, is likely to worsen because of slow economic growth and job layoffs. Therefore, based on our analysis of current political and economic conditions, the pressures to increase public spending in Italy should continue in the foreseeable future.

Fund's Investment Strategy

    While the Italian stock market was the best-performing stock market in Europe during the first six months of 1996, most of the market's gains were given back during July. From April through July 1996, the Italy Fund reduced the number of positions in its portfolio from 67 to 43 securities. In the second quarter of 1996, the Fund raised its cash levels by selling its holdings in SAI (an insurance company); Costa Crociere (a cruise ship company); Olivetti Group (a computer company); and Eridania Beghin Say (a food processing company). The Fund increased its positions in Telecom Italia Mobile S.p.A. (a mobile telephone company); Stet-Societa' Finanziaria Telefonica S.p.A. (a telecommunications company); ENI (a diversified energy company that was recently privatized); Saipem (an oil drilling company); and Rinascente (a retailer).

    During the period covered by this report, the Italy Fund switched its holdings from Italcementi (a cement manufacturer with approximately 25% group sales in Italy) into Unicem because we believe this construction company will benefit more from the recovery that is underway in the Italian cement sector where an 8% price increase took effect on July 1, 1996. During the six-month period ended July 31, 1996, the Italy Fund made an initial investment in Gucci (luxury goods) and Pirelli (51% cables and 49% tires). While the Fund participated in the initial public offering (IPO) of Mediolanum (a distributor of life insurance and mutual funds) and subsequently sold the stock at a significant profit, the Fund did not participate in the media company Mediaset's recent IPO because of our belief that the risk factors, especially the regulatory environment in Italy, were too high.

    During the period covered by this report, the Italy Fund continued to reduce its portfolio weighting in the insurance industry because many Italian insurance companies are highly capitalized with a significant portion of their assets invested in low-yielding real estate. The following chart shows the other changes in the Italy Fund's industry weightings from March 29, 1996 through July 31, 1996:


                  Industry             3/29/96       7/31/96
                  --------             -------       -------
                  Automobiles           6.70%         5.72%
                  Banking              16.60%        12.81%
                  Construction          3.20%         3.50%
                  Consumer Products     3.30%         5.25%
                  Energy                2.60%        14.47%


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                   Industry               3/29/96     7/31/96
                   --------               -------     -------
                   Engineering             4.20%       3.76%
                   Food                    4.40%       3.26%
                   Insurance              18.50%      11.96%
                   Miscellaneous           7.50%       0.83%
                   Telecommunications     19.30%      23.74%
                   Textiles                1.70%       4.11%
                   Utilities               7.30%       8.65%
                   Cash                    4.70%       1.94%
                   TOTAL                 100.00%     100.00%

Conclusion

    Because of Italy's high interest rate structure and the strong lira versus the German mark, a consensus appears to be forming that the Italian economy may be entering a recession. Therefore, we expect additional corporate earnings disappointments for the remainder of 1996. In addition, as volatility has increased recently in the U.S. stock market, many European markets have experienced heavy selling pressure. Due to the rather volatile U.S. equity market, international investors continue to gravitate towards higher-quality, more liquid markets such as Germany and the U.K. Italy has become less of a focus.

    Despite this confluence of negative developments, we believe many Italian stocks remain relatively inexpensive and therefore represent excellent long-term investment values. For example, the Italian stock market is currently selling at
4.7 times 1996 cash earnings and corporate profits are estimated to rise at an annual rate of 15% for the rest of 1996. While the new Prodi government has and will continue to face many challenges over the coming months, we remain optimistic that much-needed fiscal and electoral reforms will ultimately be implemented in Italy.

    In closing, thank you for your investment in the Italy Fund. We look forward to continuing to help you achieve your financial goals.

Sincerely,

/s/  Heath B. McLendon

Heath B. McLendon
Chairman of the Board

/s/  Mario d'Urso

Mario d'Urso
President

/s/  Rein W. van der Does

Rein W. van der Does
Investment Officer

August 14, 1996


                                       3
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                      THE ITALY FUND'S SECTORIAL STRUCTURE
                           JULY 31, 1996 (unaudited)

                            [PIE CHART APPEARS HERE]


                           Telecommunications    24.2%
                           Energy                14.8%
                           Banking               13.1%
                           Insurance             12.2%
                           Utilities              8.8%
                           Automobiles            5.8%
                           Consumer Products      5.3%
                           Textiles               4.2%
                           Construction           3.6%
                           Engineering            3.8%
                           Food                   3.3%
                           Miscellaneous          0.9%



                         BCI INDEX SECTORIAL STRUCTURE
                           JULY 31, 1996 (unaudited)


                            [PIE CHART APPEARS HERE]


                           Telecommunications    21.8%
                           Banking               20.5%
                           Energy                18.6%
                           Insurance             17.3%
                           Automobiles            7.5%
                           Utilities              2.8%
                           Construction           2.5%
                           Engineering            2.4%
                           Textiles               2.2%
                           Consumer Products      1.1%
                           Food                   2.0%
                           Miscellaneous          1.3%


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The Italy Fund Inc.
Schedule of Investments as of July 31, 1996 (unaudited)
================================================================================

   Shares           Security                        Value

--------------------------------------------------------------------------------
COMMON STOCKS -- 99.3%
--------------------------------------------------------------------------------
Automotive -- 5.8%
      300,000   Fiat S.p.A....................    $  940,499
      330,600   IFIL Finanziaria di
                  Partecipazioni S.p.A........       875,357
      542,500   IFIL Finanziaria di
                  Partecipazioni S.p.A.
                  di Rsip NC**................       762,620
      900,000 Pirelli S.p.A...................     1,460,456
      660,000 Sogefi S.p.A....................     1,301,865
                                                 -----------
                                                   5,340,797
                                                 -----------
Banking -- 12.4%
    1,700,000   Banca Fideuram S.p.A..........     3,358,877
      180,000   Banca Popolare di Bergamo/
                  Credito Varesino............     2,662,906
    1,800,000   Credito Italiano S.p.A........     2,043,928
      440,000   Istituto Mobiliare Italiano
                  S.p.A.......................     3,302,108
                                                 -----------
                                                  11,367,819
                                                 -----------
Construction -- 3.6%
      600,000   Unicem S.p.A.
                  di Risp NC**................     1,656,919
      900,000   Vianini Lavori S.p.A..........     1,621,414
                                                 -----------
                                                   3,278,333
                                                 -----------
Consumer -- 5.3%
      225,000   Arnoldo Mondadori
                  Editore S.p.A...............     1,569,931
       25,000   Industrie Natuzzi S.p.A.
                  ADR.........................     1,131,250
      500,000   La Rinascente S.p.A.
                  di Risp NC**................     1,315,015
      260,000   Recordati S.p.A.
                  di Risp NC**................       888,950
                                                 -----------
                                                   4,905,146
                                                 -----------
Energy -- 14.8%
    2,560,000   Ente Nazionale Idrocarburi
                  S.p.A. #....................    11,496,389

      500,000   Saipem S.p.A..................   $ 2,040,575
                                                 -----------
                                                  13,536,964
                                                 -----------
Engineering -- 3.8%
      101,000   Ansaldo Trasporti S.p.A.......       125,512
      180,000   Danieli & Co..................     1,080,548
      266,750   Danieli & Co.
                  di Risp NC**................       859,412
      800,000   Sasib S.p.A.
                  di Risp NC**................     1,462,297
                                                 -----------
                                                   3,527,769
                                                 -----------
Food -- 3.3%
      800,041   Finanziarira
                  Autogrill S.p.A. #..........       844,809
      220,000   La Doria S.p.A. #.............       830,445
    1,070,000   Parmalat Finanziaria S.p.A....     1,336,713
                                                 -----------
                                                   3,011,967
                                                 -----------
Insurance -- 12.2%
      200,000   Alleanza Assicurazioni
                  S.p.A.......................     1,611,288
      140,000   Assicurazioni Generali
                  S.p.A.......................     3,205,402
    1,602,000   Instituto Nazionale Delle
                  Assicurazioni...............     2,293,093
      425,700   Riunione Adriatica
                  di Sicurta S.p.A............     4,076,198
                                                 -----------
                                                  11,185,981
                                                 -----------
Miscellaneous -- 0.9%
      850,000   Europa Investimenti +#........       424,750
       49,639   Quattrocentoduedue
                  Cat B +#....................       359,018
                                                 -----------
                                                     783,768
                                                 -----------
Telecommunications -- 24.2%
       50,500   Ericsson S.p.A................       498,062
      360,000   Sirti S.p.A...................     2,212,697
    1,000,000   Stet Societa' Finanziaria
                  Telefonica S.p.A............     3,052,808

                       See Notes to Financial Statements.

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The Italy Fund Inc.
Schedule of Investments as of July 31, 1996 (unaudited) (continued)
================================================================================

   Shares           Security                        Value
--------------------------------------------------------------------------------

Telecommunications -- 24.2% (continued)
    1,902,500   Stet Societa' Finanziaria
                  Telefonica S.p.A.
                  di Risp NC **...............   $ 4,410,702
    1,416,000   Telecom Italia S.p.A..........     2,672,058
    1,900,000   Telecom Italia S.p.A.
                  di Risp *...................     2,989,490
    1,700,000   Telecom Italia Mobile
                  S.p.A. di Risp * #..........     2,060,037
    2,076,000   Telecom Italia Mobile
                  S.p.A. Ordinary #...........     4,314,720
                                                 -----------
                                                  22,210,574
                                                 -----------
Textiles -- 4.2%
       100,000  Benetton Group S.p.A..........     1,172,928
        35,000  Gucci Group N.V.-- N.Y.
                  Registered Shares ADR.......     1,990,625
       216,223  Simint S.p.A. #...............       682,408
                                                 -----------
                                                   3,845,961
                                                 -----------
Utilities -- 8.8%
     1,800,000  Autostrade Concessioni
                  E Costruzioni...............     2,793,092
       460,000  Edison S.p.A..................     2,694,256
       356,000  Italgas S.p.A.................     1,213,901
       756,000  SONDEL -- Societa
                  Nordelettrica S.p.A.........     1,381,373
                                                 -----------
                                                   8,082,622
                                                 -----------
                TOTAL COMMON
                STOCKS
                (Cost -- $83,101,134).........    91,077,701
                                                 -----------
--------------------------------------------------------------------------------

RIGHTS-- 0.0%

--------------------------------------------------------------------------------
Food -- 0.0%
     1,070,000  Parmalat Finanziaria S.p.A.
                  Rights, Expire 8/21/96
                TOTAL RIGHTS
                (Cost-- $0)...................        38,694
                                                 -----------
================================================================================
 Face
Amount++               Security                     Value
--------------------------------------------------------------------------------
BONDS -- 0.7%
--------------------------------------------------------------------------------
Banking -- 0.7%
   900,000,000  Banca Popolare di Bergamo
                  Convertible, 8.800%
                  due 12/31/00
                TOTAL BONDS
                (Cost-- $558,226).............   $   616,137
                                                 -----------
                TOTAL INVESTMENTS
                AT VALUE -- 100%
                (Cost-- $83,659,360+++).......   $91,732,532
                                                 ===========
----------
    *   Risp -- Risparmio (savings shares).
   **   Risp NC -- Risparmio Non-Convertible
        (non-covertible savings shares).
    #   Non-income producing security.
    +   Security restricted as to resale (See Note 4).
   ++   Represents local currency.
  +++ Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

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The Italy Fund Inc.
Statement of Assets and Liabilities
July 31, 1996 (unaudited)
================================================================================

ASSETS:
   Investments, at value (Cost--$83,659,360)..........   $91,732,532
   Foreign currency (Cost--$1,716,095)................     1,715,767
   Cash...............................................        23,154
   Receivable for securities sold.....................       294,601
   Dividends and interest receivable..................       102,812
                                                         -----------
   Total Assets.......................................    93,868,866
                                                         -----------
LIABILITIES:
   Management fees payable............................        78,626
   Accrued expenses...................................       225,195
   Other liabilities..................................         9,311
                                                         -----------
   Total Liabilities..................................       313,132
                                                         -----------
Total Net Assets......................................   $93,555,734
                                                         ===========

NET ASSETS:
   Par value of capital shares........................   $    95,031
   Capital paid in excess of par value................    94,936,689
   Undistributed net investment income................     1,729,707
   Accumulated net realized loss from security
     transactions.....................................   (11,278,020)
   Net unrealized appreciation of investments and
     foreign currencies...............................     8,072,327
                                                         -----------
Total Net Assets
   (Equivalent to $9.84 a share on 9,503,089 shares
     of $0.01 par value outstanding; 20,000,000
      shares authorized)..............................   $93,555,734
                                                         ===========


                       See Notes to Financial Statements.

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The Italy Fund Inc.
Statement of Operations
For the Six Months Ended July 31, 1996 (unaudited)
================================================================================

INVESTMENT INCOME:
   Dividends...........................................  $ 2,448,706
   Interest............................................      236,619
   Less: Foreign withholding tax.......................     (564,959)
                                                         -----------
   Total Investment Income.............................    2,120,366
                                                         -----------

EXPENSES:
   Management fees (Note 2)............................      448,344
   Audit and legal.....................................       56,000
   Directors' fees.....................................       51,250
   Shareholder and system servicing fees...............       48,000
   Custody.............................................       37,710
   Shareholder communications..........................       22,000
   Registration fees...................................       14,000
   Other...............................................       91,960
                                                         -----------
   Total Expenses......................................      769,264
                                                         -----------
Net Investment Income..................................    1,351,102
                                                         -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTE 3):
   Realized Gain (Loss) From:
      Security transactions (excluding short-term
        securities)....................................   (4,371,359)
      Foreign currency transactions....................      182,607
                                                         -----------
   Net Realized Loss...................................   (4,188,752)
                                                         -----------

   Change in Net Unrealized Appreciation of
     Investments and Foreign Currencies:
      Beginning of period..............................    2,519,552
      End of period....................................    8,072,327
                                                         -----------
   Increase in Net Unrealized Appreciation.............    5,552,775
                                                         -----------
Net Gain on Investments and Foreign Currencies.........    1,364,023
                                                         -----------
Increase in Net Assets From Operations.................  $ 2,715,125
                                                         ===========



                       See Notes to Financial Statements.

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                                                  Six Months
The Italy Fund Inc.                                 Ended           Year
                                                    7/31/96         Ended
Statements of Changes in Net Assets               (unaudited)      1/31/96
================================================================================

OPERATIONS:
 Net investment income..........................   $ 1,351,102    $ 1,131,274
 Net realized loss..............................    (4,188,752)    (3,663,972)
 Increase in net unrealized appreciation........     5,552,775        216,237
                                                   -----------    -----------
 Increase (Decrease) in Net Assets From
  Operations....................................     2,715,125     (2,316,461)
                                                   -----------    -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income..........................         --          (190,062)
                                                   -----------    -----------
 Decrease in Net Assets From Distributions to
  Shareholders..................................        --           (190,062)
                                                   -----------    -----------
 Increase (Decrease) in Net Assets..............     2,715,125     (2,506,523)

NET ASSETS:
 Beginning of period............................    90,840,609     93,347,132
                                                   -----------    -----------
 End of period*.................................   $93,555,734    $90,840,609
                                                   ===========    ===========
*Includes undistributed net investment income of:   $1,729,707       $195,998
                                                   ===========    ===========


                       See Notes to Financial Statements.

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The Italy Fund Inc.
Notes to Financial Statements (unaudited)
================================================================================
   1. Significant Accounting Policies

   The Italy Fund Inc. ("Fund") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a diversified, closed-end investment company.

   The significant accounting policies followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices in the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and listed securities for which no sale was reported on that date are valued at the mean between the bid and ask prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities. If bid and ask quotations are not available, then over-the-counter securities will be valued as determined in good faith by the Board of Directors; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value;
(d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premiums and accretion of discount, is recorded on the accrual basis; (f) dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. At January 31, 1996, a portion of overdistributed net investment income amounting to $512,466 has been reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

   In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when the contracts are settled.

   As of July 31, 1996, there were no open forward foreign currency contracts.


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The Italy Fund Inc.
Notes to Financial Statements (unaudited) (continued)
================================================================================
   2.  Management Agreement and Transactions with Affiliated Persons

   At December 15, 1995, Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings, Inc. ("SBH"), acts as investment manager of the Fund. The Fund pays SBMFM a fee calculated at an annual rate of 0.95% of the average daily net assets for all management and administrative services. This fee is calculated daily and paid monthly.

   For the six months ended July 31, 1996, the Fund incurred total brokerage commissions of $117,370.

   All officers (except one) and one Director of the Fund are employees of Smith Barney Inc.

   3. Securities Transactions

   During the six months ended July 31, 1996, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term securities) when aggregated amounted to $26,267,783 and $27,311,655, respectively.

   As of July 31, 1996, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost amounted to approximately $13,859,487 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value to approximately $5,786,315 or net unrealized appreciation of $8,073,172.

   4. Restricted Securities

   Certain of the Fund's investments are valued at the direction of the Fund's Board of Directors; these securities are restricted as to resale and have been valued in good faith, taking into consideration the appropriate economic, financial and other pertinent available information pertaining to the restricted securities. The table below shows all securities valued by the Fund's Board of
Directors:


                     Number of  Acquisition    7/31/96   Value Per  Percentage of
   Security            Shares      Date      Fair Value     Unit      Net Assets     Cost
   --------          ---------  -----------  ----------  ---------  -------------  --------
Europa Investimenti.  850,000     7/02/91    $424,750       $0.50       0.5%       $623,396
Quattrocentoduedue..
   Cat B............   49,639     3/21/94     359,018        7.23       0.4         295,889
                                             --------                   ---        --------
      Total.........                         $783,768                   0.9%       $919,285
                                             ========                   ===        ========

   5. Lending of Portfolio Securities

   The Fund has the ability to lend its securities to brokers, dealers and other financial organizations. Loans of securities by the Fund are collateralized by cash, letters of credit or U.S. government securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities.

   At July 31, 1996, the Fund had no securities on loan to brokers.


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The Italy Fund Inc.
Notes to Financial Statements (unaudited) (continued)
================================================================================

   6. Capital Loss Carryforwards

   At January 31, 1996, the Fund had, for Federal income tax purposes, approximately $6,602,000 of capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on January 31 of the year indicated:



                                                         2004         2005
                                                         ----         ----

   Capital Loss Carryforward......................    $1,756,000   $4,846,000

   7. Concentration of Risk

   Because the Fund concentrates its investments in securities issued by Italian corporations, its portfolio may be subject to special risks and considerations not typically associated with investing in a broader range of domestic securities. In addition, the Fund is more susceptible to factors adversely affecting the Italian economy than a fund not concentrated in these issuers to the same extent.


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The Italy Fund Inc.
Financial Highlights
================================================================================
   Set forth below is per share operating performance data for a share of common stock outstanding throughout each period; total return and ratios to average net assets are also provided. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                         1996(1)      1996       1995       1994(2)    1993       1992
======================================================================================================================
Net Asset Value, Beginning of Period..............      $9.56        $9.82      $9.84      $8.43     $11.08     $11.37
                                                     --------     --------   --------   --------   --------   --------
Income (Loss) From Operations:
  Net investment income...........................       0.16         0.15       0.09       0.12       0.19       0.25
  Net realized and unrealized gain (loss).........       0.12        (0.39)      0.06       1.72      (2.84)      0.03
                                                     --------     --------   --------   --------   --------   --------
Total Income (Loss) From Operations...............       0.28        (0.24)      0.15       1.84      (2.65)      0.28
                                                     --------     --------   --------   --------   --------   --------
Dilution in NAV From Rights Offering..............         --           --         --      (0.32)        --         --
                                                     --------     --------   --------   --------   --------   --------
Offering Expenses Charged to Paid-in Capital......         --           --         --      (0.03)        --         --
                                                     --------     --------   --------   --------   --------   --------
Less Distributions From:
  Net investment income...........................         --        (0.02)     (0.06)     (0.07)        --      (0.25)
  Overdistribution of net investment income.......         --           --      (0.11)        --         --         --
  Net realized gains..............................         --           --         --         --         --      (0.24)
  Capital.........................................         --           --         --      (0.01)        --      (0.08)
                                                     --------     --------   --------   --------   --------   --------
Total Distributions...............................         --        (0.02)     (0.17)     (0.08)        --      (0.57)
                                                     --------     --------   --------   --------   --------   --------
Net Asset Value, End of Period....................      $9.84        $9.56      $9.82      $9.84      $8.43     $11.08
                                                     ========     ========   ========   ========   ========   ========
Market Value, End of Period.......................      $8.00        $8.25      $8.75     $12.38      $8.88      $9.50
                                                     ========     ========   ========   ========   ========   ========
Total Return......................................       2.93%++     (2.43)%   (27.90)%    40.54%#    (6.58)%     1.00%
                                                     ========     ========   ========   ========   ========   ========
Net Assets, End of Period (000's).................    $93,556      $90,841    $93,347    $93.518    $53,384    $70,186
                                                     ========     ========   ========   ========   ========   ========
Ratios to Average Net Assets:
  Net investment income...........................       3.27%+       1.12%      0.85%      1.30%      2.04%      2.17%
  Expenses*.......................................       1.64+        1.42       1.69       1.69       1.70       1.53

Portfolio Turnover Rate...........................         29%          58%        42%        46%        33%        24%
Average commissions per share paid on
  equity transactions(3)..........................      $0.00**      $0.00**       --         --         --         --


----------
(1)  For the six months ended July 31, 1996 (unaudited).
(2) Per share amounts have been calculated using the monthly average share method, which more appropriately presents per share data for the period since the use of the undistributed method does not accord with results of operations.
(3) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.
# The total return for the year ended January 31, 1994, adjusted for the effect of the rights offering completed in January of 1994 is 45.85% (unaudited).
* During the year ended January 31, 1996, the Fund earned credits from the custodian which reduce service fees incurred. If the credits are taken into consideration, the ratio of expenses to average net assets would have been 1.41%.
**   Amount represents less than $0.01 per share.


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The Italy Fund Inc.
Quarterly Results of Operations (unaudited)
================================================================================

                                                                          Net Realized
                                                                         and Unrealized            Net Increase
                                                                         Gain (Loss) on           (Decrease) in
                         Investment             Net Investment          Investments and             Net Assets
                           Income                Income (Loss)         Foreign Currencies          From Operations
                    --------------------     --------------------     ---------------------     ----------------------
Quarter Ended       Total      Per Share     Total      Per Share     Total       Per Share      Total       Per Share
-------------       -------  -----------     -------  -----------     -------  ------------      -------  ------------
April 30, 1993....  $  208,399  $0.03        $  (22,200)   $0.00      $  (633,996) $(0.10)      $ 4,646,508  $ 0.73
July 31, 1993.....   1,164,578   0.19           946,601     0.14         (673,685)  (0.10)        2,566,981    0.41
October 31, 1993..     231,050   0.04           (51,313)   (0.01)        (330,679)  (0.05)        1,139,682    0.17
January 31, 1994..     163,184   0.03          (104,964)   (0.01)      (1,350,029)  (0.21)        4,843,089    0.53
April 30, 1994....     262,201   0.03            37,867     0.01          376,390    0.04        21,587,589    2.27
July 31, 1994.....   1,568,187   0.17           933,702     0.10        2,317,766    0.24       (12,011,879)  (1.26)
October 31, 1994..     275,691   0.03            19,893     0.00          578,197    0.06        (6,426,246)  (0.68)
January 31, 1995..     396,171   0.04          (152,088)   (0.02)      (2,089,977)  (0.22)       (1,682,024)  (0.18)
April 30, 1995....     252,540   0.03           (74,178)   (0.01)      (1,556,369)  (0.16)       (6,441,384)  (0.68)
July 31, 1995.....   1,539,509   0.16         1,141,497     0.12       (1,724,100)  (0.18)        4,471,408    0.47
October 31, 1995..     287,963   0.03           (81,879)   (0.01)        (172,867)  (0.02        (6,926,030)  (0.72)
January 31, 1996..     282,141   0.03           145,834     0.02         (210,636)  (0.02)        6,579,545    0.69
April 30, 1996....     176,114   0.02          (188,803)   (0.02)      (1,589,084)  (0.17)        6,727,660    0.70
July 31, 1996.....   1,944,252   0.20         1,539,905     0.16        2,953,107    0.31        (4,012,535)  (0.42)


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The Italy Fund Inc.
Dividend Reinvestment and Cash Purchase Plan (unaudited)
================================================================================
   Pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"), shareholders of the Fund whose shares are registered in their own name may elect to have all distributions automatically reinvested in additional shares of the Fund by First Data Investor Services Group, Inc., ("First Data"), as agent under the Plan. Distributions with respect to shares registered in the name of shareholders, such as banks, brokers or nominees, which hold shares for others (that is, in "street name"), may be reinvested by the broker or nominee in additional shares under the Plan, but only if the service is provided by the broker or nominee. Investors who own Fund shares registered in the street name should consult their broker or nominee for details regarding reinvestment. Shareholders who do not participate in the Plan will receive all distributions in cash paid in dollars by check mailed directly to the shareholder by First Data as dividend paying agent.

   The number of shares of common stock participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price of Fund shares is equal to or exceeds the net asset value of Fund shares at the time such shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or distribution, participants will be issued shares of the Fund at net asset value. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare a dividend or other distribution payable only in cash, First Data will buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, beginning on the record date for the dividend or distribution, until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants' accounts is based on the average per share purchase price of Fund shares so purchased, including brokerage commissions. Shares issued by the Fund are not issued at a discount of more than 5 percent from the then current market value of the Fund's shares. If the market price exceeds the net asset value of Fund shares before First Data has completed its purchases, the average per share purchase price paid by First Data may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

   Participants in the Plan have the option of making additional semi-annual cash payments to First Data in any amount from $100 to $3,000 for investment in Fund shares. First Data uses all funds so received (as well as any dividends and capital gains distributions received in cash) to purchase Fund shares in the open market on or about February 15 and August 15 of each year.

   Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a pro rata share of brokerage commissions incurred with respect to First Data's open market purchases of Fund shares in connection with the reinvestment of dividends or capital gains distributions.

   The automatic reinvestment of dividends and capital gains distributions does not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan is treated for federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.


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The Italy Fund Inc.
Dividend Reinvestment and Cash Purchase Plan (unaudited)(continued)
================================================================================

   A shareholder may terminate participation in the Plan at any time by notifying First Data in writing. A termination will be effective immediately if notice is received by First Data not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant's account in additional shares of the Fund. Upon termination and according to a participant's instructions, First Data will either (i) issue certificates for the shares credited to a shareholder's Plan account together with a check representing any fractional shares or (ii) sell such shares in the market.

   Information concerning the Plan may be obtained from First Data at 1-800-331-1710.


                                ---------------

   Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices shares of its common stock in the open market.


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The Italy Fund Inc.

INVESTMENT ADVISER and
ADMINISTRATOR
Smith Barney Mutual Funds Management Inc.
388 Greenwich Street
New York, New York 10013

ADVISORY BOARD
Andrea Farace
Pierre Henchoz
Ing. Dott. Ettore Lolli
Dott. Pietro Manes

DIRECTORS
Heath B. McLendon
Paolo M. Cucchi
Alessandro C. di Montezemolo
Dr. Paul Hardin
George Pavia
Mario d'Urso

OFFICERS
Heath B. McLendon
   Chairman of the Board

Mario d'Urso
   President

Lewis E. Daidone
   Senior Vice President
   and Treasurer

Rein W. van der Does
   Investment Officer

Irving P. David
   Controller

Christina T. Sydor
   Secretary


                                      17
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                                                             THE ITALY FUND INC.
================================================================================
                                                                      [LOGO] ITA


This report is sent to the shareholders of The Italy Fund Inc. for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Comparisons between changes in the Fund's net asset value per share and changes in The Banca Commerciale Italiana Index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the Lira/Dollar exchange rate. This Index generally reflects ordinary shares (as opposed to savings shares).


  THE ITALY FUND, INC.
  388 Greenwich Street
New York, New York 10013
    (212) 816-4605
     FD01012 9/96

Semi-Annual
Report
July 31, 1996